SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 22, 1998


                              VDC CORPORATION LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Bermuda                      0-14045                  061510832
     --------                 ----------------           ----------------
  (State or other           (Commission File No.)         (IRS Employer
  jurisdiction of                                       Identification No.)
  incorporation)


                               75 Holly Hill Lane
                               Greenwich, CT 06831
                        --------------------------------
                     (Address of principal executive office)

                                 (203) 869-5100
                        --------------------------------
              (Registrant's telephone number, including area code)


                                27 Doubling Road
                               Greenwich, CT 06830
                        --------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

Description of Asset Purchase Transaction

         On June 22, 1998 (the "Transaction Date"), VDC Corporation Ltd. (the "Company") acquired from PortaCom Wireless, Inc. ("PortaCom") in an arm's length transaction 2,000,000 shares of common stock of Metromedia China Corporation (f/k/a Metromedia Asia Corporation) ("MCC"), par value $.01 per share (the "MCC Shares") and warrants to purchase 4,000,000 shares of common stock of MCC at an exercise price of $4.00 per share (the "Warrants") pursuant to an asset purchase transaction (the "Purchase Transaction") between the Company and PortaCom.

         MCC is a privately-held company headquartered in East Rutherford, New Jersey engaged in the operation of wireless cellular telecommunications systems and the build-out of telecommunications projects in the People's Republic of China. The management of the Company believes that the MCC Shares and Warrants represent approximately 8.7 percent of MCC's fully diluted shares. Management acquired the MCC Shares and Warrants to acquire a strategic stake in the telephony business in China and for long-term investment purposes.

         The Company and PortaCom had originally entered into an Asset Purchase Agreement, dated as of November 25, 1997, as amended as of February 16, 1998, for the sale of the MCC Shares and Warrants by PortaCom to the Company (the "Original Agreement"). On March 23, 1998, PortaCom filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") before the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). In connection with PortaCom's bankruptcy filing, the Company and PortaCom entered into an Asset Purchase Agreement, dated as of March 23, 1998 (as amended, the "Purchase Agreement"), which superseded the Original Agreement in its entirety.

         The Purchase Agreement was subsequently amended by two Stipulations and Orders in Lieu of Objection, dated as of April 3, 1998 and April 23, 1998, respectively (collectively, the "Stipulations") and by an Escrow Agreement, dated April __, 1998, among the Company, PortaCom, the Committee of Unsecured Creditors of PortaCom Wireless, Inc. (the "Committee") and Klehr, Harrison, Harvey, Branzburg & Ellers LLP as escrow agent (the "Escrow Agent") (the "Escrow Agreement"). On April 23, 1998, the Bankruptcy Court entered an order approving the Purchase Agreement, as amended, authorizing PortaCom to execute and deliver the Purchase Agreement, as amended, to the Company, and authorizing and directing the consummation of the sale of the MCC Shares and Warrants by PortaCom to the Company under Section 363(b) of the Bankruptcy Code as contemplated by the Purchase Agreement.

         In order to consolidate the Purchase Agreement, Stipulations and Escrow Agreement into one document and to set forth the parties' mutual interpretation of the Purchase Agreement as amended by the Stipulations and the Escrow Agreement, the Company, PortaCom and the Escrow Agent entered into a Memorandum of Understanding, dated as of June 8, 1998 (the "MOU"). The Committee also executed the MOU for the limited purpose of approving Sections

3.4(b) and 3.4(d) thereof, which clarified the treatment of certain claims against PortaCom's bankruptcy estate. The Purchase Agreement, Stipulations, Escrow Agreement and MOU and other documents and instruments delivered in connection therewith are collectively referred to herein as the "Purchase Documents".

         Purchase Price

         The purchase price ("Purchase Price") for the MCC Shares and Warrants consists of (i) $82,000 in cash to be disbursed by the Escrow Agent to PortaCom from time to time to PortaCom for the payment of administrative claims against PortaCom's bankruptcy estate (the "Administrative Advance"); (ii) $2,600,000 in cash, to be held in escrow pursuant to the terms of the Escrow Agreement and subject to adjustment as described in the Purchase Documents (the "Cash Funds");
(iii) 5,300,000 newly issued shares of common stock, par value $2.00 per share, of the Company, subject to adjustment as described in the Purchase Documents (the "Company Shares"); (iv) the Deferred Purchase Price (as such term is defined in the Purchase Documents), if any; and (v) forgiveness of indebtedness owed by PortaCom to the Company in the original principal amount of $384,725 pursuant to (a) the Loan Agreement, dated November 10, 1997, between the Company and PortaCom, and (b) the Debtor-in-Possession Loan, Pledge and Security Agreement, dated March 23, 1998, between the Company and PortaCom, approved by the Bankruptcy Court on an interim basis on March 25, 1998 and on a final basis on April 23, 1998, as amended by the Stipulations (the "DIP Financing Agreement"). The Cash Funds and the Company Shares shall be held in escrow under the Escrow Agreement until the Bankruptcy Court confirms a plan of reorganization of PortaCom (the "Plan"). The Company is entitled to any interest earned on the Cash Funds during the escrow period. Under the Purchase Documents, the Cash Funds will be available to satisfy outstanding indebtedness owed to PortaCom's creditors and claimants in its bankruptcy case. To the extent that more than $384,725 of the Cash Funds is used by PortaCom to satisfy certain of its indebtedness, the excess thereof will reduce the number of Company Shares to which PortaCom is ultimately entitled as part of the Purchase Price.

         The Deferred Purchase Price is payable only in the event that, on June 8, 1999, MCC is a publicly held company and if the market value of the common stock of MCC exceeds a certain value as compared with the value of the Company's common stock as determined by a formula set forth in the Purchase Documents. VDC may elect to pay the Deferred Purchase Price in the form of either Company Shares (the "Deferred Purchase Price Shares") or cash.

         For a further description of the Company Shares issued to PortaCom and the Deferred Purchase Price Shares which the Company may issue to PortaCom, see "Description of the Securities Issued in the Purchase Transaction."

         The Company funded the Cash Funds component of the Purchase Price with its existing cash assets.

         On June 8, 1998, the parties commenced closing the Purchase Transaction in escrow (the "Escrow Closing") pursuant to the terms of a Closing Escrow Agreement, dated as of June 8, 1998, among the Company, PortaCom, Metromedia China Corporation ("MCC"), the Committee and Klehr, Harrison, Harvey, Branzburg & Ellers LLP as closing escrow agent (the "Closing Escrow Agent") (the "Closing Escrow Agreement"). At the Escrow Closing, which concluded on June 10, 1998, the Company delivered to the Closing Escrow Agent the Company Shares, subject to adjustment under the terms of the Purchase Documents. PortaCom delivered to the Closing Escrow Agent its assignment of warrant and stock power in blank relating to the transfer of the MCC Shares and Warrants to the Company. In addition, PortaCom and MCC delivered to the Closing Escrow Agent the original stock certificate representing the MCC Shares and the Company delivered to the Closing Escrow Agent the original warrant certificate representing the Warrants, which had been pledged to the Company by PortaCom as collateral for prior loan advances made under a Loan Agreement, Security Agreement and Pledge Agreement, each dated as of November 10, 1997, between the Company and PortaCom, and the DIP Financing Agreement.

         The Closing Escrow Agent subsequently delivered the original certificates representing the MCC Shares and Warrants, along with the assignment of warrant and stock power in blank, to MCC in order for MCC to reissue certificates for such shares and warrants in the name of the Company (the "Reissued Shares and Warrants").

         The Closing Escrow Agreement automatically terminated by its terms upon the distribution by the Closing Escrow Agent of all of the Closing Escrowed Funds (as defined below), MCC Shares, MCC Warrants, the Reissued Shares and Warrants and the Company Shares, which occurred on June 22, 1998. The "Closing Escrowed Funds" consisted of a portion of the Cash Funds in the sum of $41,412.00, which represented the Closing Date Claims and the Bar Date Claims.

         The Company agreed to pay investment banking fees of 125,000 Company Shares (the "Investment Banking Shares"), for arranging the Purchase Transaction and for advisory services rendered in connection with the Purchase Transaction. To date, 75,000 Investment Banking Shares have been issued. The issuance of the remaining 50,000 Investment Banking Shares, however, is subject to the prior approval of the Bermuda Monetary Authority, which has yet to be obtained.

Description of the Securities Issued in the Purchase Transaction

         In connection with the Purchase Transaction, the Company issued 5,300,000 Company Shares, subject to certain adjustments, and may have an obligation to issue Deferred Purchase Price Shares in the event the Company elects to pay the Deferred Purchase Price, if any, in the form of Company Shares.

         Registration Rights

         The Company anticipates that the transfer of the Company Shares from the Company to PortaCom and any subsequent resale or transfer thereof by or on behalf of PortaCom will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), by virtue of Section 1145 of the Bankruptcy Code. However, the Company has agreed that, to the extent such transfers or resales of the Company Shares are not exempt from registration by virtue of Section 1145 of the Bankruptcy Code and are accordingly subject to the registration requirements of the Act, then the Company shall, within forty-five
(45) days after the entry of an order of the Bankruptcy Code confirming a plan of reorganization of PortaCom, file with the Securities and Exchange Commission, and use its best efforts to have declared effective, a Registration Statement (the "Registration Statement") pursuant to which the Company shall register the potential resale of the Company Shares, and thereafter, shall use its best efforts to keep such Registration Statement effective until the earlier of (a) one year after the date such Registration Statement becomes effective or (b) the date on which PortaCom has transferred and distributed the Company Shares in accordance with such confirmed plan of reorganization. Other than brokerage or underwriting discounts or commissions, if any, the expenses of such registration will be borne by the Company.

         The Deferred Purchase Price Shares are entitled to certain registration rights. The Company has no obligation to assist or cooperate in the offering or disposition of the Deferred Purchase Price Shares, obtain a commitment from an underwriter relative to the sale of the Deferred Purchase Price Shares or include the Deferred Purchase Price Shares within an underwritten offering of the Company. Furthermore, the Company has the right to reduce the number of Deferred Purchase Price Shares to be included in a registration statement which is, in whole or in part, an underwritten public offering of the Company's common stock (and the registration of such Deferred Purchase Price Shares may be postponed by the Company for up to 180 days following the completion of any such underwritten public offering), if in the opinion of the managing underwriter, the inclusion of the Deferred Purchase Price Shares in such registration statement would adversely affect the marketing of the securities to be sold by the Company therein. Other than Seller's attorney's fees and any registration fees, transfer taxes or underwriting discounts or commissions applicable to the Deferred Purchase Price Shares, if any, the Company shall bear the expenses of including the Deferred Purchase Price Shares in a registration statement covering securities of the Company to be offered and sold by the Company to the public generally.

         Restrictions upon Resale

         The Company Shares issued to PortaCom are subject to restrictions upon resale such that 25% of the shares are eligible for resale upon the earlier of
(a) confirmation of a Plan providing an exemption from the registration requirements of the Act pursuant to Section 1145 of the Bankruptcy Code or (b) the effectiveness of a Registration Statement (such earlier date shall be referred to herein as the "First Resale Date"), an additional 25% are eligible for resale six months after the First Resale Date, and the remaining 50% of the shares are eligible for resale one year after the First Resale Date.

Principal Stockholders

         The following table sets forth certain information regarding the beneficial ownership of the Company Common Shares as of the Transaction Date with respect to: (i) each person known by the Company to beneficially own 5% or more of the outstanding Company Common Shares; (ii) each of the Company's directors; (iii) each of the Company's executive officers; and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated, each person set forth below has sole voting and investment power on the shares reported.


                                     Number of Shares
 Name                                   Owned(1)          Percentage of Shares
 ----                                ----------------     --------------------
 Frederick A. Moran                   2,849,184(2)               13.7%


 Roberts Family Trust                 2,750,000(3)               13.2%
 James C. Roberts, Trustee


 Thomas W. Wilson                        21,000(4)                 .1%


 William Zimmerling                       9,000(5)                .04%


 Frederick W. Moran                   1,522,957(6)                7.3%


 Clayton F. Moran                     1,422,957(7)                6.8%


 PortaCom Wireless, Inc.              5,300,000(8)               25.5%

 All officers and directors of
 the Company as a group (4 persons)

---------------

(1) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations promulgated under the Securities Exchange Act of 1934, and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of an individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or which each person has the right to acquire within 60 days after the date of this Current Report through the exercise of options, or otherwise. Beneficial ownership may be disclaimed as to certain of the securities. This table has been prepared based on 20,778,131 shares of common stock outstanding (assuming approximately 10,612,349 outstanding shares, plus 8,487,500 shares issuable upon conversion of the Series A Convertible Preferred Stock (the "Series A Shares") and the Series B Convertible Preferred Stock (the "Series B Shares") of Sky King Communications, Inc., the Company's subsidiary, plus 1,678,282 shares to be issued pursuant to either various private placement transactions which occurred on or before May 27, 1998, or as payment of consulting fees to investment banking firms).

(2) Includes 157,090 shares of common stock to be issued, pursuant to a private placement which occurred on May 27, 1998, to the following entities of which Frederick A. Moran, his spouse or minor children are the sole owners or primary beneficiaries, or to the spouse or minor children of Mr. Moran: 27,000 shares to Moran Equity Fund, Inc.; 10,000 shares to Luke Moran; 10,000 shares to Kent Moran; 85,667 shares to Frederick A. Moran, IRA; 90 shares to Frederick A. Moran, Trust; 125 shares of common stock to Anne Moran, Trust; 333 shares to Kent Moran, IRA; 333 shares to Luke Moran, IRA; 23,667 shares to Frederick A. and Joan B. Moran. Also includes 1,304,650 shares of common stock owned by Kent F. Moran and 1,304,650 shares of common stock owned by Luke F. Moran, both of whom are minor children of Frederick A. Moran. Includes 82,670 shares of common stock owned in the name of Frederick A. Moran and Joan B. Moran, husband and wife. Does not include 1,422,850 shares of common stock to be issued to Frederick W. Moran and 1,522,850 shares of common stock to be issued to Clayton F. Moran, both of whom are adult children of Frederick A. Moran. Does not include 90 shares to be issued in the name of Frederick A. Moran, Trust, of which Clayton F. Moran is the beneficiary of 45 shares and Frederick W. Moran is the beneficiary of 45 shares, pursuant to a private placement transaction which occurred on May 27, 1988. Does not include 51,000 shares of common stock to be issued to Anne Moran, the mother of Frederick A. Moran, or her retirement accounts, pursuant to a private placement which occurred on May 27, 1998.

(3) Includes 1,512,500 shares of common stock issued to The Roberts Family Trust and 1,237,500 shares of common stock which may be issued to The Roberts Family Trust upon conversion of the Series A and Series B shares.

(4) Includes options to purchase 21,000 shares of common stock, which vested on April 1, 1998, but all of which are subject to forfeiture in the event that Mr. Wilson voluntarily resigns as the Executive Vice President of the Company or the President of Blue Sky Telecommunications, Inc. ("Blue Sky"), a wholly-owned subsidiary of the Company, on or before October 1, 1998, and half of which (or options to purchase 10,500 shares of common stock) are subject to the forfeiture in the event that Mr. Wilson resigns as the Company's Executive Vice President or Blue Sky's President on or before April 1, 1999. Does not include options to purchase 129,000 shares of common stock which may vest on or after March 31, 1999.

(5) Includes options to purchase 9,000 shares of common stock, which vested on April 1, 1998, but all of which are subject to forfeiture in the event that Mr. Zimmerling voluntarily resigns as either VDC's or Blue Sky's Vice President on or before October 1, 1998, and half of which (or options to purchase 4,500 shares) are subject to forfeiture in the event that Mr. Zimmerling voluntarily resigns as either VDC's or Blue Sky's Vice President on or before April 1, 1999. Does not include options to purchase 17,500 shares of common stock which may vest on or after March 31, 1999.

(6) Includes 100,000 shares of common stock to be issued to Frederick W. Moran pursuant to a private placement transaction which occurred on May 27, 1998. Includes 45 shares of common stock to be issued in the name of Frederick A. Moran, Trust and 62 shares of common stock to be issued in the name of Anne Moran, Trust, of which Frederick W. Moran is the beneficiary, pursuant to a private placement transaction which occurred on May 27, 1998.

(7) Includes 63 shares of common stock to be issued in the name of Anne Moran, Trust, of which Clayton F. Moran is the beneficiary, pursuant to a private placement transaction which occurred on May 27, 1998.

(8) All 5,300,000 shares are subject to downward adjustment and are being held in escrow pending the confirmation of a plan of reorganization of PortaCom in its pending Chapter 11 bankruptcy case.


ITEM 5.  OTHER EVENTS

                  In order to raise working capital, the Company sold an aggregate number of 583,430 newly-issued Company Shares at a purchase price of $6.00 per share to various individuals and entities in a private placement transaction dated as of May 27, 1998. The Company raised a total of $3,500,580 in this private placement transaction for working capital purposes. The issuance of these shares, however, is subject to the prior approval of the Bermuda Monetary Authority, which has not yet been obtained.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits (referenced to Item 601 of Regulation S-K).

      Exhibit
      Number                                              Title
      ------                                              -----
       2.11          Asset Purchase Agreement, dated March 23, 1998 between VDC Corporation Ltd. and PortaCom
                     Wireless, Inc. (1)

       2.12          Stipulation and Order in Lieu of Objection, dated April 3, 1998. (2)

       2.13          Stipulation and Order in Lieu of Objection, dated April 23, 1998. (2)

       2.14          Escrow Agreement,  dated April __, 1998, among VDC Corporation Ltd., PortaCom Wireless, Inc., the Committee of Unsecured Creditors of PortaCom Wireless, Inc. and Klehr, Harrison, Harvey,
                     Branzburg & Ellers LLP  (2)


       2.15          Memorandum of Understanding, dated June 8, 1998, by and among VDC Corporation Ltd., PortaCom
                     Wireless, Inc. and Official Committee of Unsecured Creditors of PortaCom Wireless, Inc. (1)


       2.16          Closing Escrow Agreement, dated June 8, 1998, by and among VDC Corporation Ltd., PortaCom
                     Wireless, Inc., Metromedia China Corporation, the Official Committee of Unsecured Creditors
                     of PortaCom Wireless, Inc. and Klehr, Harrison, Harvey, Branzburg & Ellers LLP (1)

       2.17          Promissory Note, dated June 9, 1998, made by VDC Corporation Ltd. in favor of PortaCom
                     Wireless, Inc. (1)

       2.18          Assignment, dated June 8, 1998, by PortaCom Wireless, Inc. (1)

       10.3          Loan Agreement, dated November 10, 1997, between VDC Corporation Ltd. and PortaCom Wireless,
                     Inc. (1)

       10.4          Pledge Agreement, dated November 10, 1997, between VDC Corporation Ltd. and PortaCom
                     Wireless, Inc. (1)

       10.5          Security Agreement, dated November 10, 1997, between VDC Corporation Ltd. and PortaCom
                     Wireless, Inc. (1)

       10.6          Debtor-in-Possession Loan, Pledge and Security Agreement, dated March 23, 1998 between VDC
                     Corporation Ltd and PortaCom Wireless, Inc. (1)

       10.7          Waiver, dated June 8, 1998, by VDC Corporation Ltd. (1)


(1)  Filed herewith.
(2) Previously filed as an Exhibit to the Company's Form 10-Q for the quarter ended March 31, 1998, as filed with the SEC on June 1, 1998, and incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: July 7, 1998                       VDC CORPORATION LTD.

                                          By: /s/ Frederick A. Moran
                                              ---------------------------
                                          Frederick A. Moran
                                          Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit                                                                                    Page Number in
Number                                                                                      Rule 0-3(b)
(Referenced to                                                                               Sequential
Item 601 of Reg.                                                                          Numbering System
S-K)                                                                                     Where Exhibit Can
                                                                                              Be Found

       2.11          Asset Purchase Agreement, dated March 23, 1998 between VDC
                     Corporation Ltd. and PortaCom Wireless, Inc.

       2.15          Memorandum of Understanding, dated June 8, 1998, by and among VDC
                     Corporation Ltd., PortaCom Wireless, Inc. and Official Committee
                     of Unsecured Creditors of PortaCom Wireless, Inc.

       2.16          Closing  Escrow Agreement, dated June 8, 1998, by and among VDC
                     Corporation Ltd., PortaCom Wireless, Inc., Metromedia China
                     Corporation, the Official Committee of Unsecured Creditors of
                     PortaCom Wireless, Inc. and Klehr, Harrison, Harvey, Branzburg &
                     Ellers LLP

       2.17          Promissory Note, dated June 9, 1998, made by VDC Corporation Ltd.
                     in favor of PortaCom Wireless, Inc.

       2.18          Assignment, dated June 8, 1998, by PortaCom Wireless, Inc.

       10.3          Loan Agreement, dated November 10, 1997, between VDC Corporation
                     Ltd. and PortaCom Wireless, Inc.

       10.4          Pledge Agreement, dated November 10, 1997, between  VDC
                     Corporation Ltd. and PortaCom Wireless, Inc.

       10.5          Security Agreement, dated November 10, 1997, between VDC
                     Corporation Ltd. and PortaCom Wireless, Inc.

       10.6          Debtor-in-Possession Loan, Pledge and Security Agreement, dated
                     March 23, 1998 between VDC Corporation Ltd and PortaCom Wireless,
                     Inc.

       10.7          Waiver, dated June 8, 1998, by VDC Corporation Ltd.


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